                                                                    EXHIBIT 99.3

                             LETTER OF TRANSMITTAL
                              WITH RESPECT TO THE
                EXCHANGE OF UNITS OF BENEFICIAL INTEREST OF THE
                   FREEPORT-MCMORAN OIL AND GAS ROYALTY TRUST
                                      FOR

                           SHARES OF COMMON STOCK OF

                           TEXAS STANDARD OIL COMPANY

   THIS LETTER OF TRANSMITTAL, TOGETHER WITH CERTIFICATES REPRESENTING, OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF, YOUR UNITS MUST BE RECEIVED BY THE
                                 EXCHANGE AGENT

            PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON MAY 6, 2002.


     This Letter of Transmittal is to be completed by a record holder of units of beneficial interest ("UNITS") of the Freeport-McMoRan Oil and Gas Royalty Trust (the "TRUST") if:

     - certificates for such Units are to be tendered with this Letter of Transmittal; or

     - a tender is to be made by book-entry transfer to the account maintained by Securities Transfer Corporation (the "EXCHANGE AGENT") at the Depository Trust Company ("DTC") and an agent's message is not being delivered in lieu of this Letter of Transmittal.

     Record holders that tender Units by book-entry transfer may, in lieu of completing and returning this Letter of Transmittal, cause DTC to transmit an agent's message to the Exchange Agent. An agent's message forms a part of the confirmation of book-entry transfer, and expressly acknowledges that the tendering unitholder has received and agrees to be bound by the terms of this Letter of Transmittal and that Texas Standard Oil Company ("TEXAS STANDARD") may enforce the Letter of Transmittal against such holder.

     Mail or deliver this Letter of Transmittal, or a facsimile hereof, together with the certificates representing your Units (unless tendering by book-entry transfer) to the Exchange Agent, at the following addresses:

             BY FIRST CLASS MAIL:              BY HAND, OVERNIGHT CARRIER OR CERTIFIED MAIL:
       Securities Transfer Corporation                Securities Transfer Corporation
               P.O. Box 701629                         2591 Dallas Parkway, Suite 102
            Dallas, TX 75370-1629                             Frisco, TX 75034
           Attention: Kevin Halter                        Attention: Kevin Halter

                           Telephone:  (469) 633-0069
                          Facsimile:   (469) 633-0088


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND TEXAS STANDARD'S PROSPECTUS DATED APRIL 3, 2002 CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL. QUESTION AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF TEXAS STANDARD'S PROSPECTUS DATED APRIL 3, 2002 AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF UNITS SURRENDERED
------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS(ES) OF REGISTERED HOLDER(S)  CERTIFICATE NUMBER(S)  TOTAL NUMBER OF UNITS
 (PLEASE FILL IN EXACTLY AS NAME(S) APPEAR     (ATTACH ADDITIONAL        REPRESENTED BY        NUMBER OF UNITS
            ON CERTIFICATE(S))                 LIST IF NECESSARY)*        CERTIFICATE*      DELIVERED FOR EXCHANGE
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                Total Units:
------------------------------------------------------------------------------------------------------------------

* Need not be completed for tenders made by book-entry transfer.

     [ ] Check here if certificates for tendered Units are enclosed herewith.

     [ ] Check here if tendered Units are being delivered by book-entry transfer made to the account maintained by the Exchange Agent with DTC and complete the following:

Name of Tendering Institution:
--------------------------------------------------------------------------------

DTC Participant Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------


     Texas Standard will issue one certificate for shares of Texas Standard's common stock, par value $0.01 per share ("COMMON STOCK"), to which the undersigned is entitled in the name of the undersigned shown above (unless a different name is indicated in the Special Issuance Instructions box below), for delivery by mail to the address shown above (unless a different address is indicated in the Special Delivery Instructions box or the Special Issuance Instructions box below).



     Texas Standard has registered this exchange offer with the Securities and Exchange Commission under the Securities Act of 1933 pursuant to a Registration Statement on Form S-4 (the "REGISTRATION STATEMENT"), including a form of prospectus (the "PROSPECTUS") dated April 3, 2002. Pursuant to the Prospectus, and this Letter of Transmittal, which together constitute Texas Standard's exchange offer (the "EXCHANGE OFFER"), the undersigned hereby surrenders the number of Units, represented by the certificate(s) described above (the "CERTIFICATES") or the confirmation of book-entry transfer transmitted to the Exchange Agent. In exchange for every 20 Units tendered by holders of record of Units, unitholders of record will receive one share of Common Stock. The undersigned acknowledges that he or she has received and reviewed the Prospectus and this Letter of Transmittal.


     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, estates, successors and assigns of the undersigned. The undersigned hereby represents and warrants that the undersigned is the owner of the Units delivered hereby and has full power and authority to submit and exchange the Units delivered for exchange hereby. The undersigned further represents and warrants that, when the Units tendered hereby are accepted for exchange, Texas Standard will acquire good, marketable and unencumbered titled thereto, free and clear of all liens, restrictions, charges, claims and encumbrances. The undersigned understands that Texas Standard's acceptance of properly tendered Units will constitute a binding agreement between the undersigned and Texas Standard upon the terms and subject to the conditions of the Exchange Offer.

     Upon the terms and subject to the conditions of the Exchange Offer and subject to the acceptance of the Units tendered hereby by Texas Standard, the undersigned hereby sells, assigns and transfers to Texas Standard all right title and interest in and too all of the Units that are being tendered hereby. In addition, the undersigned hereby transfers and assigns any and all claims, demands or causes of action that the undersigned has or may have, known or unknown, present or future, common law, statutory or otherwise, against Texas Standard, IMC Global, Inc., the Chase Manhattan Bank, as trustee of the Freeport-McMoRan Oil and Gas Royalty Trust, the Freeport-McMoRan Oil and Gas Royalty Trust, and their respective officers, directors employees, agents, representatives, attorneys, affiliates and subsidiaries as a result of being a holder of Units. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Texas Standard to be necessary or desirable to complete the exchange of the Units tendered for exchange hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful attorney-in-fact of the undersigned with respect to the Units tendered hereby with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(i) deliver the Certificates representing such Units, or transfer ownership of such Units on the account books maintained by DTC, to Texas Standard, and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, Texas Standard, (ii) present such Units for transfer on the books of Texas Standard, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Units, all in accordance with the terms of the Exchange Offer.

     The undersigned understands and agrees that the method of delivery of the Units and this Letter of Transmittal is at the election and risk of the holder of the Units. If delivery of the Units is by mail, registered mail with return receipt requested, properly insured, is recommended. Neither this Letter of Transmittal nor any Units should be sent to Texas Standard.

     The undersigned hereby acknowledges that the undersigned has read the Instructions accompanying this Letter of Transmittal.

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 4 AND 7)


  (To be completed only if the certificates for shares of Common Stock are to be issued in the name of someone other than the undersigned.)



  Issue and mail shares of Common Stock to:


Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
(CITY)                               (STATE)                               (ZIP)

                         (COMPLETE SUBSTITUTE FORM W-9)

                  (Tax Identification or Social Security No.)


                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 2, 4 AND 7)


  (To be completed only if the certificates for shares of Common Stock are to be mailed to the undersigned at an address other than that shown on the record address.)



  Mail shares of Common Stock to:


Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
(CITY)                               (STATE)                               (ZIP)


  BY EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY DELIVERS TO TEXAS STANDARD OIL COMPANY FOR EXCHANGE THE SECURITIES INDICATED IN THE BOX ENTITLED "DESCRIPTION OF UNITS SURRENDERED."
                                   SIGN HERE:
                              (See Instruction 4)
                         (Complete Substitute Form W-9)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Dated:
--------------------------------- , 2002

Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------
            (TITLE OF SIGNER IF ACTING IN A REPRESENTATIVE CAPACITY)

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
(CITY)                               (STATE)                               (ZIP)

Telephone Number
                  --------------------------------------------------------------

--------------------------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)


                          SIGNATURE(S) GUARANTEED BY:

                       (To be completed only if required by
                             Instructions 2 and 4)

  The undersigned hereby guarantees the signature(s) which appear(s) on this Letter of Transmittal and the Certificates and any stock powers surrendered pursuant to this Letter of Transmittal.

--------------------------------------------------------------------------------
                    (NAME OF INSTITUTION ISSUING GUARANTEE)

By:
    ----------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Title:
       -------------------------------------------------------------------------


Address of Guaranteeing Firm:
                              --------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:
--------------------------------- , 2002

                                  INSTRUCTIONS

     FORMING PART OF THE TERMS AND CONDITIONS OF THIS LETTER OF TRANSMITTAL

     1. Use of Letter of Transmittal. This Letter of Transmittal is to be completed by record holders of Units if (i) Certificates for such Units are to be forwarded with this Letter of Transmittal or (ii) if Units are to be tendered by book-entry transfer and an agent's message is not being delivered as a part of the confirmation of book-entry transfer. This Letter of Transmittal, properly completed and duly executed, together with the surrendered Certificates or confirmation of book-entry transfer and any documents required by this Letter of Transmittal, should be sent by mail or overnight courier or delivered by hand to the Exchange Agent, in each case at the appropriate address set forth on the front page of this Letter of Transmittal, in order to make an effective surrender. Until all necessary steps have been taken to surrender Certificates or deliver units by book-entry transfer, no exchange shall be made. The method of delivery of all documents is at the option and risk of the undersigned and the delivery will be deemed made only when actually received. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. A return envelope is enclosed for your convenience.

     2. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed in accordance with Rule 17Ad-15 (promulgated under the Securities Exchange Act of 1934) by an eligible guarantor institution which is a participant in a stock transfer association recognized program, such as a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an international bank, securities dealer, securities broker or other financial institution licensed to do business in its home country (an "ELIGIBLE INSTITUTION") unless (i) the Letter of Transmittal is signed by the registered holder(s) of the Units tendered therewith (or by a participant in DTC whose name appears on a security position listing as the owner) and such holder(s) have not completed the "Special Issuance Instructions" or "Special Delivery Instructions" boxes above or (ii) the Units described above are delivered for the account of an Eligible Institution. IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

     3. Inadequate Space. If the space provided in the box entitled "Description of Units Surrendered" above is inadequate, the certificate numbers and number of Units being delivered should be listed on a separate signed schedule affixed hereto.

     4. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

          (a) If this Letter of Transmittal is signed by the registered holder(s) of the Units delivered herewith, the signature(s) of the holder on this Letter of Transmittal must correspond exactly with the name(s) as written on the face of the Certificate or on a DTC security position listing without alteration, or any change whatsoever.

          (b) If any Units are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

          (c) If any Units are registered in different names on different Certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations of Certificates.


          (d) Do not endorse the Certificates if the certificates for Common Stock are to be issued in the name of the registered holder(s) unless the registered holder(s) is/are completing the Special Issuance Instructions.



          (e) If the certificates for Common Stock are to be issued and paid in the name of a person other than the signer of a Letter of Transmittal, then the Certificates representing the Units surrendered in exchange therefor must be endorsed or accompanied by an appropriate instrument of transfer signed exactly as the name of the registered owner appears on such Certificates, with the signatures on the Certificates or instruments of transfer guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

          (f) If this Letter of Transmittal or any Certificate, proxy or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, and proper evidence satisfactory to Texas Standard of their authority to so act must be submitted.

          (g) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Units listed, the Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     5. Partial Tenders (Not Applicable to Holders Who Tender by Book-Entry Transfer). If fewer than all of the Units evidenced by a Certificate delivered to the Exchange Agent are to be tendered, fill in the number of Units that are to be tendered in the box entitled "Description of Units Tendered -- Number of Units Delivered for Exchange." New certificates for the remainder of the Units that were evidenced by the Certificate will be sent to the record holder, unless otherwise provided in the appropriate box of this Letter of Transmittal, promptly after the expiration date of the Exchange Offer. All Units represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     6. Withholding. The Exchange Agent and Texas Standard are entitled to deduct and withhold from the consideration otherwise payable pursuant to the Exchange Offer described in the Prospectus to any holder of Units any amounts that the Exchange Agent or Texas Standard, as the case may be, is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, or any provision of state, local or foreign tax law. To the extent that amounts are withheld, the withheld amounts shall be treated for all purposes as having been paid to the holder of Units in respect of which such deduction and withholding was made.


     7. Special Issuance and Special Delivery Instructions. If the Common Stock is to be issued and paid to someone other than the record holder of the Units tendered or mailed to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.


     8. Irregularities. All questions as to the form of documents and the validity of Units will be resolved by Texas Standard, in its sole discretion, whose determination shall be final and binding. Texas Standard reserves the absolute right to reject any deliveries of any Certificates for exchange that are not in proper form, or the acceptance of which would, in the opinion of Texas Standard or its counsel, be unlawful. Texas Standard reserves the absolute right to waive any defect or irregularity of delivery for exchange with regard to any Units.


     9. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder whose Certificate(s) have been mutilated, lost, stolen or destroyed should complete this Letter of Transmittal and attach a letter to it indicating that his/her Certificate(s) has/have been mutilated, lost, stolen or destroyed and mail or otherwise deliver both to the Exchange Agent at the address set forth on the front of this Letter of Transmittal. The holder will then be instructed as to the steps he/she must take in order to receive certificate(s) representing shares of Common Stock.


     10. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of this Letter of Transmittal may be directed to the Exchange Agent at one of the addresses or telephone numbers set forth on the cover of this Letter of Transmittal.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a holder who delivers Units for exchange is required to provide Texas Standard (as payer), through the Exchange Agent, with the holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding. Generally, if the holder is an individual, the TIN is the holder's social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty, as well as various other penalties, imposed by the Internal Revenue Service. In addition, payments made to the holder with respect to the Common Stock or Units may be subject to backup withholding.


     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient or other payee by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 signed under penalty of perjury, attesting to the holder's exempt status.

     If backup withholding applies, Texas Standard is required to withhold 31% of any payment made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the amount withheld will be credited against the federal income tax liability of persons subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided that the required information is timely furnished to the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9


     To prevent backup withholding on payments that are made to a holder with respect to Common Stock or Units, the holder is required to provide the Exchange Agent with either: (i) the holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the holder is awaiting a TIN) and that (A) the holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.


WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Units.

                    TO BE COMPLETED BY ALL HOLDERS OF UNITS
      (See Instruction 6 and "Important Tax Information" on this Letter of
                                  Transmittal)

-------------------------------------------------------------------------------------------------------------------------
                                        PAYER'S NAME: TEXAS STANDARD OIL COMPANY
-------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE
 FORM W-9                                                                                Social Security Number
                                  PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX
 DEPARTMENT OF THE TREASURY       AT RIGHT AND CERTIFY BY SIGNING AND DATING     --------------------------------------
 INTERNAL REVENUE SERVICE         BELOW.                                                           OR
 PAYER'S REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER (TIN)                                                         Employer Identification Number
 AND CERTIFICATE
                                                                                 --------------------------------------
-------------------------------------------------------------------------------------------------------------------------
 Name (Please Print)
                        -------------------------------------------------------------------------------------------------
 Address
          ---------------------------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------------------------------------------------
 City                                                   State                                                   Zip Code
-------------------------------------------------------------------------------------------------------------------------
 PART 2 -- Awaiting TIN  [ ]
-------------------------------------------------------------------------------------------------------------------------
 PART 3 -- CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.

Signature ________________________________________  Date ____________________

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reported interest or dividends on your tax return and you have not been advised by the IRS that such backup withholding has been terminated.
-------------------------------------------------------------------------------------------------------------------------

   FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

  ------------------------------------------            ------------------------------------------
                  Signature                                                Date